UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                       February 7, 2003

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-49663	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400
Irvine, CA 92612
(949) 255-7100

(Address and telephone number of Registrant)

Item 5.  Other Events.

     On February 7, 2003, Sun Healthcare Group, Inc. issued the press release attached hereto, and incorporated by reference herein, as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits

	99	Press release dated February 7, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Kevin W.Pendergest
Name: Kevin W. Pendergest
Title: Chief Financial Officer

Dated:  February 7, 2003

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